ALLEGIANCE INVESTMENT TRUST

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                               SEMI-ANNUAL REPORT






















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                            For the Six Months Ended
                                 April 30, 2000

                         ALLEGIANCE AMERICAN VALUE FUND


April 30, 2000


Dear Shareholders:

The American Value Fund declined 4.9 percent for the six-month period ended April 30, 2000. By comparison, the S&P 500 Index gained 7.2 percent for the same period. Most of the Fund's disappointing results occurred in the first few months of the term under review. By contrast, for the most recent three months ended April 30, 2000, the Fund posted a gain of 4.4 percent that was nearly identical to the 4.5 percent increase recorded by the S&P 500.

Investors have experienced a substantial increase in stock price volatility in recent months. Many stocks have struggled during this period as investors grew increasingly concerned that the Federal Reserve Board's policy of raising interest rates would slow the economy. At first, these concerns negatively impacted stocks primarily in the consumer-related and financial services sectors of the market. Since the Fund held large commitments in these attractively valued sectors, the portfolio was buffeted to some degree.

More recently, however, many of these consumer and financial stocks have rebounded from their lows, greatly improving the Fund's returns. As investors shifted their interest toward these traditional market segments, they sold stocks in the sectors that characteristically had some of the highest valuation levels in the market. In many cases, the subsequent price declines were dramatic, and, as is often the case, overdone.

This dramatic sell-off has provided us the opportunity to broaden the Fund's diversification by buying shares in high-growth market segments that were hugely under-represented. During the last several months, we purchased a number of high-quality health care, technology and telecommunications stocks that we believed were at very reasonable prices relative to their underlying business fundamentals. These new investments, which include such large, outstanding businesses as Bristol-Myers Squibb & Co., Merck & Co., Emerson Electric Co., Lucent Technologies Inc. and MCI Worldcom Inc., to name a few, may benefit your portfolio with significantly higher- growth potential in the years to come.

We know that dramatic price swings like those evident in the market since early March can be unnerving to many investors. We counsel shareholders, however, to remain focused on their long-term goals. The Fund has a disciplined investment strategy, and it holds a widely-diversified portfolio of financially strong businesses that we believe are undervalued relative to their assets and earning power. We believe the strategy employed within the Fund is especially well suited to difficult market climates, and that patient shareholders will be rewarded over the long term by the portfolio's holdings.

Cordially,

/s/ Russell Kartub

Russell Kartub
Portfolio Manager of American Value Fund

                         ALLEGIANCE AMERICAN VALUE FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
Shares    COMMON STOCKS: 95.9%                                         Value
--------------------------------------------------------------------------------

          BASIC MATERIALS: 1.4%
 9,000    Louisiana-Pacific Corp.                                   $   120,375
                                                                    -----------
          CAPITAL GOODS: 9.8%
 6,500    Crown Cork & Seal Co., Inc.                                   105,625
 3,000    Emerson Electric Co.                                          164,625
 3,000    Fluor Corp.                                                   100,688
 6,500    ITT Industries, Inc.                                          205,156
10,800    Reliance Steel & Aluminum Co.                                 248,400
                                                                    -----------
                                                                        824,494
                                                                    -----------
          CHEMICALS: 4.7%
 2,000    Avery Dennison Corp.                                          131,250
 6,000    Praxair, Inc.                                                 266,625
                                                                    -----------
                                                                        397,875
                                                                    -----------
          COMMUNICATION SERVICES: 4.2%
 2,200    GTE Corp.                                                     149,050
 3,000    MCI WorldCom Inc.*                                            136,313
 1,500    SBC Communications, Inc.                                       65,720
                                                                    -----------
                                                                        351,083
                                                                     -----------
          CONSUMER CYCLICAL: 10.9%
 4,000    Delphi Automotive Systems Corp.                                76,500
 4,000    Goodyear Tire & Rubber Co.                                    110,500
18,000    Mattel, Inc.                                                  220,500
 3,000    May Department Stores, Co.                                     82,500
 9,000    Sherwin-Williams Co.                                          223,875
 7,000    V F Corp.                                                     197,750
                                                                    -----------
                                                                        911,625
                                                                     -----------
          CONSUMER STAPLES: 10.3%
 7,000    Albertson's, Inc.                                             227,937
12,000    Bowne & Co., Inc.                                             138,000
 1,800    Cardinal Health, Inc.                                          99,112
 3,000    Clorox Co.                                                    110,250
 5,000    Kimberly-Clark Corp.                                          290,313
                                                                    -----------
                                                                        865,612
                                                                    -----------

                         ALLEGIANCE AMERICAN VALUE FUND

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Shares                                                                 Value
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          ENERGY: 13.9%
 3,500    Burlington Resources, Inc.                                $   137,594
 7,000    EOG Resources, Inc.                                           174,125
 5,000    Halliburton Co.                                               220,937
 4,800    Lubrizol Corp.                                                123,000
 9,500    Occidental Petroleum Corp.                                    203,656
 2,600    Phillips Petroleum Co.                                        123,338
 5,000    Texas Pacific Land Trust                                      182,812
                                                                    -----------
                                                                      1,165,462
                                                                    -----------
          FINANCIAL SERVICES: 18.7%
 4,000    A.G. Edwards, Inc.                                            150,500
10,000    Allstate Corp.                                                236,250
 5,000    Federal National Mortgage Association                         301,562
 3,600    MBIA, Inc.                                                    177,975
 3,800    Metris Companies, Inc.                                        142,500
 6,000    UnumProvident Corp.                                           102,000
 2,000    Wachovia Corp.                                                125,375
 6,720    Washington Mutual, Inc.                                       171,780
 4,000    Wells Fargo Co.                                               164,250
                                                                    -----------
                                                                      1,572,192
                                                                    -----------
          HEALTH CARE: 5.0%
 3,000    Bristol Myers Squibb Co.                                      157,312
 1,400    Merck & Co., Inc.                                              97,300
 4,000    Schering-Plough Corp.                                         161,250
                                                                    -----------
                                                                        415,862
                                                                    -----------
          REAL ESTATE INVESTMENT TRUST: 1.6%
 4,674    BRE Properties, Inc., Class A                                 130,580
                                                                    -----------
          TECHNOLOGY: 10.1%
 2,700    Boeing Co.                                                    107,156
 5,500    Compaq Computer Corp.                                         160,875
 4,000    Electronic Data Systems Corp.                                 275,000
   700    International Business Machines Corp.                          78,138
   700    Lucent Technologies Inc.                                       43,531
 7,000    Xerox Corp.                                                   185,063
                                                                    -----------
                                                                        849,763
                                                                    -----------
          TRANSPORTATION & SERVICES: 0.8%
 1,500    Union Pacific Corp.                                            63,188
                                                                    -----------

                         ALLEGIANCE AMERICAN VALUE FUND

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Shares                                                                 Value
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          UTILITIES: 4.5%
 4,000    American Water Works Co., Inc.                            $    90,750
 3,500    El Paso Energy Corp.                                          148,750
 3,000    FPL Group, Inc.                                               135,562
                                                                        375,062
                                                                    -----------
          TOTAL COMMON STOCKS (cost $7,434,713)                       8,043,173
                                                                    -----------

Principal
 Amount   SHORT-TERM INVESTMENTS: 0.6%
--------------------------------------------------------------------------------

          MONEY MARKET INVESTMENTS: 0.0%
$  969    UMB Money Market Fiduciary (cost $969)                            969
                                                                    -----------
          U.S. TREASURY OBLIGATION: 0.6%
51,000    U.S. Treasury Bill, due 06/01/2000 (cost $50,756)              50,756
                                                                    -----------
          TOTAL SHORT-TERM INVESTMENTS (cost $51,725)                    51,725
                                                                    -----------
          TOTAL INVESTMENTS IN SECURITIES
            (cost $7,486,438**): 96.5%                                8,094,898
          Other Assets less Liabilities: 3.5%                           289,408
                                                                    -----------
          NET ASSETS: 100.0%                                        $ 8,384,306
                                                                    ===========

*  Non-income producing security.

** At April 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were follows:

   Gross unrealized appreciation                                    $ 1,356,391
   Gross unrealized depreciation                                       (747,931)
                                                                    -----------
   Net unrealized appreciation                                      $   608,460
                                                                    ===========

See accompanying Notes to Financial Statements.

                         ALLEGIANCE AMERICAN VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2000 (UNAUDITED)
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ASSETS
  Investments in securities, at value (cost $7,486,438)             $ 8,094,898
  Receivables:
    Securities sold                                                     291,216
    Interest and dividends                                                9,012
  Other assets                                                            1,857
                                                                    -----------
    Total assets                                                      8,396,983
                                                                    -----------

LIABILITIES
  Accrued expenses                                                       12,677
                                                                    -----------
    Total liabilities                                                    12,677
                                                                    -----------

NET ASSETS                                                          $ 8,384,306
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($8,384,306/748,086 shares outstanding; unlimited number
  of shares authorized without par value)                           $     11.21
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                                   $ 8,187,776
  Accumulated net investment income                                      41,730
  Accumulated net realized loss on investment transactions             (453,660)
  Net unrealized appreciation of investments                            608,460
                                                                    -----------
    Net assets                                                      $ 8,384,306
                                                                    ===========

See accompanying Notes to Financial Statements.

                         ALLEGIANCE AMERICAN VALUE FUND

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
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INVESTMENT INCOME
  Income
    Dividends                                                         $ 108,548
    Interest                                                             22,684
                                                                      ---------
      Total income                                                      131,232
                                                                      ---------
  Expenses
    Management fees                                                      32,433
    Administration fees                                                  16,216
    Distribution fees                                                    11,583
                                                                      ---------
      Total expenses                                                     60,232
                                                                      ---------
        NET INVESTMENT INCOME                                            71,000
                                                                      ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                     (447,579)
  Net unrealized depreciation on investments                           (195,856)
                                                                      ---------
  Net realized and unrealized loss on investments                      (643,435)
                                                                      ---------

        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(572,435)
                                                                      =========

See accompanying Notes to Financial Statements.

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                         ALLEGIANCE AMERICAN VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           SIX MONTHS ENDED   MAY 7,1999* TO
                                                           APRIL 30, 2000#    OCTOBER 31,1999
                                                           ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                      $     71,000      $     71,511
  Net realized loss on investments                               (447,579)           (6,081)
  Net unrealized depreciation on investments                     (195,856)       (1,584,652)
                                                             ------------      ------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       (572,435)       (1,519,222)
                                                             ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                     (100,781)               --
                                                             ------------      ------------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived from net
    change in outstanding share (a)                            (1,560,024)       12,136,768
                                                             ------------      ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                  (2,233,240)       10,617,546

NET ASSETS
  Beginning of period                                          10,617,546                --
                                                             ------------      ------------
  END OF PERIOD (including accumulated net investment
    income of $41,730 and $71,511, respectively)             $  8,384,306      $ 10,617,546
                                                             ============      ============

(a) A summary of capital share transactions is as follows:

                                                       SIX MONTHS ENDED                MAY 7, 1999* TO
                                                        APRIL 30, 2000#                OCTOBER 31, 1999
                                                   -------------------------      --------------------------
                                                    Shares          Value          Shares           Value
                                                   --------      -----------      --------      ------------
Initial capitalization                                  --      $        --       903,489      $ 12,291,651
Shares sold                                         27,490          294,124        67,932           924,279
Shares issued for reinvestment of distributions      8,853          100,655            --                --
Shares redeemed                                   (179,950)      (1,954,803)      (79,728)       (1,079,162)
                                                  --------      -----------      --------      ------------
Net increase (decrease)                           (143,607)     $(1,560,024)      891,693      $ 12,136,768
                                                  ========      ===========      ========      ============

# Unaudited.
* Commencement of operations.

See accompanying Notes to Financial Statements.

                         ALLEGIANCE AMERICAN VALUE FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                            SIX MONTHS ENDED    MAY 7, 1999* TO
                                            APRIL 30, 2000#     OCTOBER 31, 1999
                                            ---------------     ----------------

Net asset value, beginning of period            $11.91              $13.60
                                                ------              ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.09                0.08
  Net realized and unrealized loss on
    investments                                  (0.68)              (1.77)
                                                ------              ------
Total from investment operations                 (0.59)              (1.69)
                                                ------              ------

LESS DISTRIBUTIONS:
  From net investment income                     (0.11)                 --
                                                ------              ------

Net asset value, end of period                  $11.21              $11.91
                                                ======              ======

Total return                                     (4.94%)            (12.43%)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (millions)            $  8.4              $ 10.6

Ratio of expenses to average net assets           1.30% **            1.29%**
Ratio of net investment income to average
  net assets                                      1.54% **            1.23%**

Portfolio turnover rate                          11.96%              25.16%


#  Unaudited.
*  Commencement of operations.
** Annualized.

See accompanying Notes to Financial Statements.

                           ALLEGIANCE INVESTMENT TRUST


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
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NOTE 1 - ORGANIZATION

     Allegiance Investment Trust (the "Trust"), was organized as a business trust under the laws of the Commonwealth of Delaware on October 12, 1997. The Trust presently consists of two separate series: Allegiance Intermediate-Term Bond Fund and Allegiance American Value Fund (the "Value Fund"). The Value Fund seeks to provide long-term growth of capital and above average current income with investments primarily in equity securities of U.S. companies. (i.e. companies with at least a five-year operating history) which, in the opinion of the Fund's advisor, are undervalued by the market. The Allegiance Intermediate Term Bond Fund has not commenced operations.

     The Value Fund commenced operations on May 7, 1999. The Board of Trustees of the Trust approved an Agreement and Plan of Reorganization ("Reorganization Plan") for a tax free reorganization whereby substantially all of the assets of the Van Deventer & Hoch American Value Fund were to be acquired by the Allegiance American Value Fund. The Reorganization Plan was approved by applicable shareholders on April 19, 1999. In accordance with the Reorganization Plan, on May 7, 1999, investments with a cost basis of $10,440,389 and unrealized appreciation of $2,388,967 were received by the Allegiance American Value Fund as its capitalization in exchange for issuance of 903,489 new shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Value Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Value Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     A. MANAGEMENT FEE. Van Deventer & Hoch (the "Advisor") acts as the Investment Advisor to the Value Fund. As Investment Advisor, Van Deventer & Hoch has responsibility for all investment advisory services of the Value Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.70% of the average daily net assets of the Value Fund.

                           ALLEGIANCE INVESTMENT TRUST

--------------------------------------------------------------------------------

     B. ADMINISTRATIVE SERVICE FEES. Pursuant to an Administrative Services Agreement, Van Deventer & Hoch (the "Administrator") provides certain administration services to the Value Fund. In consideration of the services provided by the Administrator, the Administrator receives from the Value Fund a fee computed daily and paid monthly at an annual rate equal to 0.35% of the average daily net assets of the Value Fund. This fee arrangement requires the administrator to absorb and pay out of its own resources all operating expenses that exceed an annual rate of 1.30% of the average daily net assets of the Value Fund.

     C. DISTRIBUTION FEES. The Value Fund has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Value Fund shall pay distribution fees, including payments to the Advisor as Distribution Coordinator, at an annual rate not to exceed 0.25% of the average daily net assets of the Value Fund.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the six months ended April 30, 2000, were $1,018,352 and $1,778,928, respectively.

NOTE 5 - FUND RECORGANIZATION

     On March 13, 2000, the Board of Trustees of Allegiance Investment Trust approved the reorganization of the Allegiance American Value Fund into the Van Deventer & Hoch American Value Fund, a newly designated series of Advisors Series Trust. The Trustees determined that the reorganization would be in the best interest of the Fund and its shareholders and authorized the officers of the Trust to execute an Agreement and Plan of Reorganization, proxy the shareholders and conduct a special meeting of the shareholders for the purpose of approving such agreement. The date for the shareholder meeting has yet to be determined.

================================================================================

                                     Advisor
                               VAN DEVENTER & HOCH
                        800 North Brand Blvd., Suite 300
                               Glendale, CA 91203


                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    Custodian
                                    UMB BANK
                                928 Grand Blvd.
                              Kansas City, MO 64106


                                 Transfer Agent
                          ICA FUND SERVICES CORPORATION
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018
                                 (800) 576-8229


                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104


================================================================================

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.